Important Notice for Stockholders of Royce Value Trust

March 16, 2011

The Board of Directors of Royce Value Trust, Inc. ("RVT") (NYSE:RVT) has approved, subject to shareholder and other regulatory approvals, the contribution of a portion of RVT's assets to a newly formed non-diversified, closed-end investment company, Royce Global Value Trust, Inc. ("RGT"). All of RGT's common stock would then be distributed to the common stockholders of RVT.

RVT would contribute to RGT approximately $100 million of its cash and/or securities and would then distribute all of the shares of RGT common stock pro rata to the common stockholders of RVT. RGT will seek to have its shares listed on the New York Stock Exchange.

The transaction is expected to be voted upon at a Special Meeting of RVT's stockholders in June 2011. A committee of the Board of Directors of RVT, acting pursuant to delegated authority, will determine the amount of capital to be distributed, the number of shares of RGT common stock to be distributed, and the record and distribution dates, which will be announced at a later time. The distribution will be made only by means of a prospectus, and this notice does not constitute an offer of any securities for sale.

Royce Value Trust, Inc. is a closed-end diversified management investment company whose shares of Common Stock and Preferred Stock (NYSE: RVT.prb) are listed and traded on the New York Stock Exchange. RVT's primary investment goal is long-term capital growth, which it seeks by normally investing at least 65% of its assets in equity securities primarily of small- and micro-cap companies.

A registration statement relating to RGT's common stock has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

An investor in RGT should consider the Fund's investment goal, risks, fees and expenses carefully before investing. This and other important information may be obtained when RGT's registration statement becomes effective by calling 1-800-221-4268.